Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Barclays Capital Inc.
BNP Paribas Securities Corp.
MUFG Securities Americas Inc.
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2017-4 Owner Trust, Asset Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2017-4 UWR01 B281 Sep2017 2B Bank RegABII Short List 100917.txt” provided by the Company on October 9, 2017 (the “Data File”), containing certain information related to 113,947 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of September 30, 2017, and (ii) an electronic data file entitled “Honda_ex102_Sep2017_HAROT2017-4_B281_Initial.csv” provided by the Company on October 11, 2017, containing certain information related to 113,947 Receivables as of September 30, 2017 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

●	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, “Contract Information” screen shot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, Agreement to Furnish Insurance, and/or “Auto Finance Servicing System” screen shot. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract

2

Attribute	Receivable File/Instructions
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract
Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

For purposes of comparing Scheduled Monthly Payment and APR, in the event the Scheduled Monthly Payment or APR did not agree to the amount or percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Scheduled Monthly Payment or APR to the amount or percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from CASS. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the “Contract Information” screen shot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

3

For purposes of comparing Legal Owner or Lien Holder Name in the event the Certificate of Title or Title Application was not available, the Company instructed us to utilize the “Title” screen shot from DealerTrack.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Certificate of Title, Title Application, or “Title” screen shot from DealerTrack

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signatures.

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the XML File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below

4

Attribute	Receivable File/Instructions
Origination Date	Installment Sale Contract and instructions provided by the Company described below
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	“Auto Finance Servicing System” screen shot and instructions provided by the Company described below
Current Delinquency Status	Auto Finance Servicing System screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, in the event the Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Maturity Date to the Maturity Date in the XML File. The Company instructed us to compare the month and year of the Maturity Date in the XML File to the Maturity Date in the Receivable File or the recomputed Maturity Date.

For the purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “MATURITY-DATE” and the “CONTR-DATE” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

5

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “FIRST-PYMT-DATE” and the “CONTR-DATE” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Auto Finance Servicing System” screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, and the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File, the XML File, or the Receivable Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
November 2, 2017

6

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20174001	60	20174060	119	20174119	178	20174178	237	20174237
2	20174002	61	20174061	120	20174120	179	20174179	238	20174238
3	20174003	62	20174062	121	20174121	180	20174180	239	20174239
4	20174004	63	20174063	122	20174122	181	20174181	240	20174240
5	20174005	64	20174064	123	20174123	182	20174182	241	20174241
6	20174006	65	20174065	124	20174124	183	20174183	242	20174242
7	20174007	66	20174066	125	20174125	184	20174184	243	20174243
8	20174008	67	20174067	126	20174126	185	20174185	244	20174244
9	20174009	68	20174068	127	20174127	186	20174186	245	20174245
10	20174010	69	20174069	128	20174128	187	20174187	246	20174246
11	20174011	70	20174070	129	20174129	188	20174188	247	20174247
12	20174012	71	20174071	130	20174130	189	20174189	248	20174248
13	20174013	72	20174072	131	20174131	190	20174190	249	20174249
14	20174014	73	20174073	132	20174132	191	20174191	250	20174250
15	20174015	74	20174074	133	20174133	192	20174192	251	20174251
16	20174016	75	20174075	134	20174134	193	20174193	252	20174252
17	20174017	76	20174076	135	20174135	194	20174194	253	20174253
18	20174018	77	20174077	136	20174136	195	20174195	254	20174254
19	20174019	78	20174078	137	20174137	196	20174196	255	20174255
20	20174020	79	20174079	138	20174138	197	20174197	256	20174256
21	20174021	80	20174080	139	20174139	198	20174198	257	20174257
22	20174022	81	20174081	140	20174140	199	20174199	258	20174258
23	20174023	82	20174082	141	20174141	200	20174200	259	20174259
24	20174024	83	20174083	142	20174142	201	20174201	260	20174260
25	20174025	84	20174084	143	20174143	202	20174202	261	20174261
26	20174026	85	20174085	144	20174144	203	20174203	262	20174262
27	20174027	86	20174086	145	20174145	204	20174204	263	20174263
28	20174028	87	20174087	146	20174146	205	20174205	264	20174264
29	20174029	88	20174088	147	20174147	206	20174206	265	20174265
30	20174030	89	20174089	148	20174148	207	20174207	266	20174266
31	20174031	90	20174090	149	20174149	208	20174208	267	20174267
32	20174032	91	20174091	150	20174150	209	20174209	268	20174268
33	20174033	92	20174092	151	20174151	210	20174210	269	20174269
34	20174034	93	20174093	152	20174152	211	20174211	270	20174270
35	20174035	94	20174094	153	20174153	212	20174212	271	20174271
36	20174036	95	20174095	154	20174154	213	20174213	272	20174272
37	20174037	96	20174096	155	20174155	214	20174214	273	20174273
38	20174038	97	20174097	156	20174156	215	20174215	274	20174274
39	20174039	98	20174098	157	20174157	216	20174216	275	20174275
40	20174040	99	20174099	158	20174158	217	20174217	276	20174276
41	20174041	100	20174100	159	20174159	218	20174218	277	20174277
42	20174042	101	20174101	160	20174160	219	20174219	278	20174278
43	20174043	102	20174102	161	20174161	220	20174220	279	20174279
44	20174044	103	20174103	162	20174162	221	20174221	280	20174280
45	20174045	104	20174104	163	20174163	222	20174222	281	20174281
46	20174046	105	20174105	164	20174164	223	20174223	282	20174282
47	20174047	106	20174106	165	20174165	224	20174224	283	20174283
48	20174048	107	20174107	166	20174166	225	20174225	284	20174284
49	20174049	108	20174108	167	20174167	226	20174226	285	20174285
50	20174050	109	20174109	168	20174168	227	20174227	286	20174286
51	20174051	110	20174110	169	20174169	228	20174228	287	20174287
52	20174052	111	20174111	170	20174170	229	20174229
53	20174053	112	20174112	171	20174171	230	20174230
54	20174054	113	20174113	172	20174172	231	20174231
55	20174055	114	20174114	173	20174173	232	20174232
56	20174056	115	20174115	174	20174174	233	20174233
57	20174057	116	20174116	175	20174175	234	20174234
58	20174058	117	20174117	176	20174176	235	20174235
59	20174059	118	20174118	177	20174177	236	20174236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
110	20174110	Origination Date	7/19/2016	7/13/2016
215	20174215	First Payment Date	6/4/2017	6/9/2017
215	20174215	Original Maturity Date	5/4/2022	5/9/2022
233	20174233	Scheduled Monthly Payment	$580.74	$582.97
233	20174233	APR	4.60%	4.75%
274	20174274	Origination Date	5/17/2017	5/27/2017

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
233	20174233	Original Interest Rate Percentage	4.60%	4.75%
233	20174233	Next Interest Rate Percentage	4.60%	4.75%
233	20174233	Reporting Period Interest Rate Percentage	4.60%	4.75%